EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Harmel S. Rayat, state and attest that:

     (1) I am the President of Zeta Corporation (the "issuer").

     (2) Accompanying this certification is the Form 8-K for the quarterly period ended October 31, 2002, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

     (3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

          A. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

          B. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.


/s/  Harmel S. Rayat
---------------------------

Date:

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EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Harvinder Dhaliwal, state and attest that:

     (1) I am the Treasurer of Zeta Corporation (the "issuer").

     (2) Accompanying this certification is the Form 8-K for the quarterly period ended October 31, 2002, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

     (3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

          a. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

          b. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.


/s/ Harvinder Dhaliwal
-----------------------

Date:

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